THE PRUDENTIAL SERIES FUND, INC.

                        SUPPLEMENT, DATED OCTOBER 2, 2000

                                       TO

                        PROSPECTUS, DATED APRIL 30, 2000

     The Prudential Series Fund Global Portfolio (the "Portfolio"), was formerly advised by the Prudential Investment Corporation ("PIC"), a Prudential subsidiary, d/b/a Prudential Global Asset Management. Effective October 2, 2000, Jennison Associates LLC ("Jennison"), also a Prudential subsidiary and a direct, wholly-owned subsidiary of PIC, will begin providing subadvisory services to the Portfolio. The portfolio managers for the Portfolio will continue to be Daniel Duane and Michelle Picker. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. He has been managing the Portfolio since 1991. Prior to joining Prudential, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He holds a Chartered Financial Analyst (C.F.A.) designation. Michelle Picker has been a Vice President of Jennison since October 2000 and was previously a Vice President of PIC. Ms. Picker joined Prudential in 1992 and has co-managed the Portfolio since October 1997. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She holds a Chartered Financial Analyst (C.F.A.) designation.

     Jennison is providing investment advisory services pursuant to an interim subadvisory contract. Shareholders will be asked to vote upon an ongoing subadvisory contract with Jennison at an upcoming special meeting of shareholders. More details on this ongoing subadvisory contract will be presented in a proxy statement that will be delivered to shareholders.